EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tennessee Commerce Bancorp, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 12, 2010	By:	/s/ Michael R. Sapp
Michael R. Sapp
Chairman and Chief Executive Officer